ADVISORSHARES Q DYNAMIC GROWTH ETF

Schedule of Investments

September 30, 2025 (Unaudited)

Investments	Shares	Value
EXCHANGE TRADED FUNDS – 97.9%

Commodity Fund – 18.5%
SPDR Gold Shares(a)(b)	16,084	$5,717,379

Equity Fund – 79.4%
Communication Services Select Sector SPDR Fund(a)	21,394	2,532,408
Consumer Discretionary Select Sector SPDR Fund(a)	27,581	6,609,511
iShares U.S. Technology ETF	28,461	5,574,372
Technology Select Sector SPDR Fund(a)	22,263	6,275,049
Utilities Select Sector SPDR Fund	29,766	2,595,893
Vanguard Consumer Discretionary ETF	2,416	957,098
Total Equity Fund		24,544,331

Total Exchange Traded Funds (Cost $23,874,812)		30,261,710

MONEY MARKET FUNDS – 12.0%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 4.09%(c)(d)	2,747,274	2,747,274
Fidelity Investments Money Market Government Portfolio – Class I, 4.04%(c)	971,883	971,883
Total Money Market Funds (Cost $3,719,156)		3,719,157

Total Investments – 109.9% (Cost $27,593,968)		33,980,867
Liabilities in Excess of Other Assets – (9.9%)		(3,074,011)
Net Assets – 100.0%		$30,906,856

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $6,150,096; the aggregate market value of the collateral held by the fund is $6,296,499. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $3,549,225.
(b)	Non-income producing security.
(c)	Rate shown reflects the 7-day yield as of September 30, 2025.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES Q DYNAMIC GROWTH ETF

Schedule of Investments (continued)

September 30, 2025 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$30,261,710	$–	$–	$30,261,710
Money Market Funds	3,719,157	–	–	3,719,157
Total	$33,980,867	$–	$–	$33,980,867

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Commodity Fund	18.5%
Equity Fund	79.4
Money Market Funds	12.0
Total Investments	109.9
Liabilities in Excess of Other Assets	(9.9)
Net Assets	100.0%